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                            STOCK PURCHASE AGREEMENT


         This Agreement is made as of this 16th day of June, 1999 by and between Mr. Raymond V. Gilmartin ("Seller") and Merck & Co., Inc., a New Jersey corporation having its principal offices at One Merck Drive, P.O. Box 100, Whitehouse Station, NJ 08889-0100 ("Merck").

         WHEREAS, Seller and Merck entered into an Employment Agreement (the "Employment Agreement") as of June 9, 1994, pursuant to which Seller received a grant of 50,000 shares (as adjusted for a 2-for-1 stock split on February 16, 1999) of restricted common stock of Merck;

         WHEREAS, on June 16, 1999, the grant of restricted stock under the Employment Agreement vested and Merck has an obligation under state and federal tax laws to withhold funds from Seller with respect to the income realized by Seller upon the vesting of the restricted shares of common stock;

         WHEREAS, Seller wishes to sell 18,225 shares of common stock of Merck (the "Shares") and Merck desires to purchase the Shares in order to satisfy Merck's tax withholding obligations;

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained, the parties hereby agree as follows:

1.       Purchase and Sale of Shares

         1.1 Subject to the terms and conditions hereof, Merck hereby purchases from Seller, and Seller hereby sells, assigns and delivers to Merck, the Shares for a purchase price per share of $68.625, which is the Composite Closing Price of Merck common stock on the date hereof.

         1.2 Seller herewith delivers to Merck one or more certificates representing all of the Shares, fully endorsed or with appropriate stock powers in form sufficient for transfer of the Shares to Merck in order to effect transfer of title to the Shares.

         1.3 Merck shall retain the Shares' aggregate purchase price and use such funds to satisfy its tax withholding obligations concerning Seller.

2.       Representations and Warranties by Seller

         Seller represents and warrants to Merck as follows:

         (a) This Agreement is binding on and enforceable against Seller in accordance with its terms;

         (b) Seller is the sole and exclusive record and beneficial owner of all right, title and interest in and to the Shares, free and clear security interests, claims, encumbrances and liens (collectively, "Liens") of any nature whatsoever; and
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         (c) Upon the delivery of the Shares to Merck against payment as provided for herein, good title to the Shares, free and clear of all Liens will pass to Merck and Seller will execute and deliver to Merck such documents and take such further action as may be reasonably requested by Merck in order to transfer ownership of and title to all Shares to Merck.

3.       Representations and Warranties by Merck

         Merck represents and warrants to Seller as follows:

         (a) Merck is a corporation duly incorporated, validly existing and in good standing under the laws of the state of New Jersey, with all necessary corporate power and authority to enter into and perform its obligations under this Agreement;

         (b) This Agreement has been duly and validly authorized, executed and delivered by Merck and is binding on and enforceable against Merck in accordance with its terms; and

         (c) Merck is acquiring the Shares for its own account for investment and not for or with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended.

4.       Survival of Representations

         The parties hereto each agree that all representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of the Agreement, the transfer and payment for the Shares and any investigation or audit made by any party hereto.

5.       General

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. It may not be altered, amended or supplemented except by an agreement in writing signed by both parties. It shall be governed by and construed in accordance with the laws of the state of New Jersey. It shall be binding upon the parties and their respective successors and assigns. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument.

                             MERCK & CO., INC.


                             By: /s/ MARY M. McDONALD
                                 ---------------------------------
                                 Name: Mary M. McDonald
                                 Title: Sr. VP and General Counsel


                             By: /s/ RAYMOND V. GILMARTIN
                                 ---------------------------------
                                 Raymond V. Gilmartin